Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	TGH
Entity Registrant Name	TEXTAINER GROUP HOLDINGS LTD
Entity Central Index Key	0001413159
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	48,951,114

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Lease rental income	$ 327,627	$ 235,827	$ 189,779
Management fees	29,324	29,137	25,228
Trading container sales proceeds	34,214	11,291	11,843
Gains on sale of containers, net	31,631	27,624	12,111
Total revenues	422,796	303,879	238,961
Operating expenses:
Direct container expense	18,307	25,542	39,062
Cost of trading containers sold	29,456	9,046	9,721
Depreciation expense	83,177	58,972	48,473
Amortization expense	6,110	6,544	7,080
General and administrative expense	23,495	21,670	20,304
Short-term incentive compensation expense	4,921	4,805	2,924
Long-term incentive compensation expense	5,950	5,318	3,575
Bad debt expense, net	3,007	145	3,304
Gain on sale of containers to noncontrolling interest	(19,773)
Total operating expenses	154,650	132,042	134,443
Income from operations	268,146	171,837	104,518
Other income (expense):
Interest expense	(44,891)	(18,151)	(11,750)
Gain on early extinguishment of debt			19,398
Interest income	32	27	61
Realized losses on interest rate swaps and caps, net	(10,824)	(9,844)	(14,608)
Unrealized (losses) gains on interest rate swaps and caps, net	(3,849)	(4,021)	11,147
Other, net	(115)	(1,591)	35
Net other (expense) income	(59,647)	(33,580)	4,283
Income before income tax and noncontrolling interest	208,499	138,257	108,801
Income tax expense	(4,481)	(4,493)	(3,471)
Net income	204,018	133,764	105,330
Less: Net income attributable to the noncontrolling interest	(14,412)	(13,733)	(14,554)
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 189,606	$ 120,031	$ 90,776
Net income attributable to Textainer Group Holdings Limited common shareholders per share:
Basic	$ 3.88	$ 2.5	$ 1.9
Diluted	$ 3.8	$ 2.43	$ 1.88
Weighted average shares outstanding (in thousands):
Basic	48,859	48,108	47,761
Diluted	49,839	49,307	48,185

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 74,816	$ 57,081
Accounts receivable, net of allowance for doubtful accounts of $7,840 and $8,653 in 2011 and 2010, respectively	86,428	63,511
Net investment in direct financing and sales-type leases	25,075	19,117
Trading containers	12,970	404
Containers held for sale	7,832	2,883
Prepaid expenses	10,243	8,603
Deferred taxes	2,443	1,895
Total current assets	219,807	153,494
Restricted cash	45,858	15,034
Containers, net of accumulated depreciation of $377,731 and $361,791 at 2011 and 2010, respectively	1,903,855	1,437,259
Net investment in direct financing and sales-type leases	85,121	72,224
Fixed assets, net of accumulated depreciation of $9,027 and $8,820 at 2011 and 2010, respectively	1,717	1,804
Intangible assets, net of accumulated amortization of 33,340 and $27,441 at 2011 and 2010, respectively	46,675	60,122
Interest rate swaps and caps		1,320
Other assets	7,171	5,950
Total assets	2,310,204	1,747,207
Current liabilities:
Accounts payable	2,616	6,296
Accrued expenses	18,491	11,988
Container contracts payable	25,510	98,731
Deferred revenue	6,245	6,855
Due to owners, net	15,812	17,545
Secured debt facility	41,035
Bonds payable	91,500	51,500
Total current liabilities	201,209	192,915
Revolving credit facilities	133,047	104,000
Secured debt facility	779,383	558,127
Bonds payable	464,226	175,570
Deferred revenue	1,136	2,994
Interest rate swaps and caps	16,110	13,581
Income tax payable	22,729	20,821
Deferred taxes	7,438	8,632
Total liabilities	1,625,278	1,076,640
Textainer Group Holdings Limited shareholders' equity:
Common shares, $0.01 par value. Authorized 140,000,000 shares; issued and outstanding 48,951,114 and 48,318,058 at 2011 and 2010, respectively	490	483
Additional paid-in capital	154,460	181,602
Accumulated other comprehensive loss	(28)	(52)
Retained earnings	528,906	401,849
Total Textainer Group Holdings Limited shareholders' equity	683,828	583,882
Noncontrolling interest	1,098	86,685
Total equity	684,926	670,567
Total liabilities and equity	$ 2,310,204	$ 1,747,207

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	$ 7,840	$ 8,653
Containers, accumulated depreciation	377,731	361,791
Fixed assets, accumulated depreciation	9,027	8,820
Intangible assets, accumulated amortization	$ 33,340	$ 27,441
Common shares, par value	$ 0.01	$ 0.01
Common shares, Authorized	140,000,000	140,000,000
Common shares, issued	48,951,114	48,318,058
Common shares, outstanding	48,951,114	48,318,058

Consolidated Statements of Shareholders' Equity and Comprehensive Income (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common shares	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Noncontrolling interest
Beginning Balances at Dec. 31, 2008	$ 508,007	$ 476	$ 166,744	$ (224)	$ 282,613	$ 58,398
Beginning Balances (in shares) at Dec. 31, 2008		47,604,740
Dividends to shareholders ($1.28, $0.99 and $0.92 per common share in 2011, 2010 and 2009)	(43,940)				(43,940)
Restricted share units vested (in shares)		156,031
Restricted share units vested		2	(2)
Long-term incentive compensation expense	3,493		3,493
Tax benefit from restricted share units vested	262		262
Comprehensive income:
Net income attributable to Textainer Group Holdings Limited common shareholders	90,776				90,776
Net income attributable to noncontrolling interest	14,554					14,554
Foreign currency translation adjustments	113			113
Total comprehensive income	105,443
Ending Balances at Dec. 31, 2009	573,265	478	170,497	(111)	329,449	72,952
Ending Balances (in shares) at Dec. 31, 2009		47,760,771
Dividends to shareholders ($1.28, $0.99 and $0.92 per common share in 2011, 2010 and 2009)	(47,631)				(47,631)
Restricted share units vested (in shares)		193,241
Restricted share units vested		2	(2)
Exercise of share options (in shares)		364,046
Exercise of share options	5,033	3	5,030
Long-term incentive compensation expense	5,457		5,457
Tax benefit from restricted share units vested	620		620
Comprehensive income:
Net income attributable to Textainer Group Holdings Limited common shareholders	120,031				120,031
Net income attributable to noncontrolling interest	13,733					13,733
Foreign currency translation adjustments	59			59
Total comprehensive income	133,823
Ending Balances at Dec. 31, 2010	670,567	483	181,602	(52)	401,849	86,685
Ending Balances (in shares) at Dec. 31, 2010		48,318,058
Dividends to shareholders ($1.28, $0.99 and $0.92 per common share in 2011, 2010 and 2009)	(62,549)				(62,549)
Restricted share units vested (in shares)		274,172
Restricted share units vested		3	(3)
Exercise of share options (in shares)		358,884
Exercise of share options	6,065	4	6,061
Long-term incentive compensation expense	6,177		6,177
Tax benefit from restricted share units vested	3,633		3,633
Capital restructuring	(144,832)		(43,010)			(101,822)
Capital contributions from noncontrolling interest	1,823					1,823
Comprehensive income:
Net income attributable to Textainer Group Holdings Limited common shareholders	189,606				189,606
Net income attributable to noncontrolling interest	14,412					14,412
Foreign currency translation adjustments	24			24
Total comprehensive income	204,042
Ending Balances at Dec. 31, 2011	$ 684,926	$ 490	$ 154,460	$ (28)	$ 528,906	$ 1,098
Ending Balances (in shares) at Dec. 31, 2011		48,951,114

Consolidated Statements of Shareholders' Equity and Comprehensive Income (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Dividends to shareholders, per common share	$ 1.28	$ 0.99	$ 0.92

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 204,018	$ 133,764	$ 105,330
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	83,177	58,972	48,473
Bad debt expense, net	3,007	145	3,304
Unrealized losses (gains) on interest rate swaps and caps, net	3,849	4,021	(11,147)
Amortization of debt issuance costs	8,101	4,399	2,176
Amortization of intangible assets	6,110	6,544	7,080
Amortization of acquired net (below) above-market leases	(411)	26	1,456
Amortization of deferred revenue	(9,181)	(7,082)	(4,462)
Amortization of unearned income on direct financing and sales-type leases	(9,055)	(7,853)	(8,625)
Gains on sale of containers, net	(31,631)	(27,624)	(12,111)
Gain on sale of containers to noncontrolling interest	(19,773)
Gain on early extinguishment of debt			(19,398)
Share-based compensation expense	6,177	5,457	3,493
Decrease (increase) in:
Accounts receivable, net	(25,924)	(8,828)	(8,804)
Trading containers, net	(12,566)	867	325
Prepaid expenses and other current assets	(7,046)	(2,140)	1,538
Due from affiliates, net		126	(87)
Other assets	4,736	(1,561)	(805)
Increase (decrease) in:
Accounts payable	(3,680)	(2,782)	4,156
Accrued expenses	6,503	2,868	(210)
Deferred revenue	6,713	(2,311)	(3,581)
Due to owners, net	(1,733)	3,404	3,264
Long-term income tax payable	1,908	2,165	2,582
Deferred taxes, net	46	1,306	(185)
Total adjustments	9,327	30,119	8,432
Net cash provided by operating activities	213,345	163,883	113,762
Cash flows from investing activities:
Purchase of containers and fixed assets	(823,694)	(402,286)	(137,387)
Payment for Textainer Marine Containers Ltd. capital restructuring, net of cash acquired	(11,783)
Purchase of intangible assets			(13,795)
Proceeds from sale of containers and fixed assets	75,311	58,166	51,946
Receipt of principal payments on direct financing and sales-type leases	35,042	41,156	23,748
Net cash used in investing activities	(725,124)	(302,964)	(75,488)
Cash flows from financing activities:
Proceeds from revolving credit facilities	202,100	152,000	186,000
Principal payments on revolving credit facilities	(173,053)	(127,000)	(160,000)
Proceeds from secured debt facility	627,000	327,000	196,500
Principal payments on secured debt facility	(364,803)	(98,500)	(167,500)
Proceeds from bonds payable	400,000
Principal payments on bonds payable	(71,500)	(51,500)	(53,293)
Extinguishment of bonds payable			(20,234)
(Increase) decrease in restricted cash	(30,824)	(8,448)	9,521
Debt issuance costs	(8,402)	(11,670)	(112)
Issuance of common shares upon exercise of share options	6,065	5,033
Excess tax benefit from share-based compensation awards	3,633
Capital contributions from noncontrolling interest	1,823
Dividends paid	(62,549)	(47,631)	(43,940)
Net cash provided by (used in) financing activities	529,490	139,284	(53,058)
Effect of exchange rate changes	24	59	113
Net increase (decrease) in cash and cash equivalents	17,735	262	(14,671)
Cash and cash equivalents, beginning of the year	57,081	56,819	71,490
Cash and cash equivalents, end of the year	74,816	57,081	56,819
Cash paid during the year for:
Interest and realized losses on interest rate swaps and caps, net	46,287	23,061	24,506
Net income taxes paid	391	649	541
Supplemental disclosures of noncash investing activities:
(Decrease) increase in accrued container purchases	(73,221)	85,591	11,072
Containers placed in direct financing and sales-type leases	47,672	23,590	18,023
Intangible assets relinquished for container purchases	7,748		3,378
Contribution of nonmonetary assets for Textainer Marine Containers Ltd. capital restructuring:
Net investment in direct financing and sales-type leases	8,896
Containers, net	$ 124,153

Nature of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Nature of Business and Summary of Significant Accounting Policies
(1)	Nature of Business and Summary of Significant Accounting Policies

(a)	Nature of Operations

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, Textainer Group Holdings Limited and subsidiaries (the Company), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: Container Ownership, Container Management and Container Resale. These activities are described below (also see Note 12 “Segment Information”).

Container Ownership

The Company’s containers consist primarily of standard dry freight containers, but also include special-purpose containers. These containers are financed through retained earnings, a revolving credit facility and a secured debt facility provided by banks, and bonds payable to investors. Expenses related to lease rental income include direct container expenses, depreciation expense and interest expense.

Container Management

The Company manages, on a worldwide basis, a fleet of containers for and on behalf of the Owners.

All rental operations are conducted worldwide in the name of the Company who, as agent for the Owners, acquires and sells containers, enters into leasing agreements and depot service agreements, bills and collects lease rentals from the lessees, disburses funds to depots for container handling, and remits net amounts, less management fees and commissions, to the Owners. Revenues, customer accounts receivable, fixed assets, depreciation and other operating expenses, and vendor payables arising from direct container operations of the managed portion of the Owners’ fleet have been excluded from the Company’s financial statements.

Management fees are typically a percentage of net operating income of each Owner’s fleet and consist of fees earned by the Company for services related to management of the containers, sales commissions and net acquisition fees earned on the acquisition of containers. Expenses related to the provision of management services include general and administrative expense, short-term and long-term incentive compensation expense and amortization expense.

Container Resale

The Company buys and subsequently resells used containers (trading containers) from third parties. Container sales revenue represents the proceeds on the sale of containers purchased for resale. Cost of containers sold represents only the cost of equipment purchased for resale that were sold as well as the related selling costs. The Company earns sales commissions related to the sale of the containers that it manages.

(b)	Principles of Consolidation and Variable Interest Entity

The consolidated financial statements of the Company include TGH and all its subsidiaries. All material intercompany balances have been eliminated in consolidation.

On August 5, 2011, a joint venture, TW Container Leasing, Ltd. (“TW”) (a Bermuda company), was formed between the Company’s wholly owned subsidiary, Textainer Limited (“TL”), and Wells Fargo Container Corp. (“WFC”). The purpose of TW is to lease containers to lessees under direct financing leases. TW is governed by members, credit and management agreements. Under the members agreement, TL owns 25% and WFC owns 75% of the common shares and related voting rights of TW. TL also has two seats and WFC has six seats on TW’s board of directors, with each seat having equal voting rights, provided, however, that the approval of at least one TL-appointed director is required for any action of the board of directors. Under a credit agreement, dated as of August 5, 2011, with certain lenders and Wells Fargo Securities, LLC (“WFS”), as administrative agent for the lenders, TW maintains a revolving credit facility with an aggregate commitment of up to $425,000 for the origination of direct financing leases to finance up to 85% of the book value of TW’s net investment in direct financing leases (see Note 11 “Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments”). Both WFC and WFS are directly and indirectly wholly owned subsidiaries of Wells Fargo and Company. The remaining cost of originating direct financing leases will be provided in the form of capital contributions from TL and WFC, split 25% and 75%, respectively. Under the management agreement, the Company’s wholly owned subsidiary, Textainer Equipment Management Limited (“TEML”), manages all of TW’s containers, making day-to-day decisions regarding the marketing, servicing and design of TW’s direct financing leases.

Based on the combined design and provisions of TW’s members, credit and management agreements, the Company has determined that TW is a Variable Interest Entity (“VIE”) and that the Company is the primary beneficiary of TW by virtue of its role as manager of the vehicle and its equity ownership in the entity. An entity is the primary beneficiary of a VIE if it meets both of the following criteria:

•	The power to direct the activities of a VIE that most significantly impact the VIE’s economic performance; and

•	The obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could be potentially significant to the VIE.

Accordingly, the Company includes TW’s financial statements in its consolidated financial statements. The equity owned by WFC in TW is shown as a noncontrolling interest on the Company’s consolidated balance sheet and the net income (loss) attributable to its operations is shown as net income (loss) attributable to noncontrolling interest on the Company’s consolidated statement of income.

The majority of the container equipment included in the accompanying consolidated financial statements is owned by Textainer Marine Containers Limited (“TMCL”) in which the Company held a 100.00% and 84.42% economic ownership as of December 31, 2011 and 2010, respectively. TCG Fund I, L.P. (“TCG”) held the remaining 15.58% economic ownership as of December 31, 2010 (see Note 2 “Gain on Sale of Containers to Noncontrolling Interest”).

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 13 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in the United States, Canada, Bermuda, Singapore, the United Kingdom, the Netherlands and Malaysia. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company. The contract terms range from 11 to 13 years. The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets shall be reduced to their fair value.

(e)	Lease Rental Income

Leasing income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of five years or less and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease. Under direct finance and sales-type leases, the containers are usually leased from the Company for the remainder of the container’s useful life with a bargain purchase option at the end of the lease term. Revenue is earned and recognized on direct finance leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

With the exception of certain purchase leasebacks (see Note 4 “Purchase-leaseback Transactions”), container leases do not include step-rent provisions or lease concessions, nor do they depend on indices or rates.

The following is a schedule, by year, of future minimum lease payments receivable under the long-term leases as of December 31, 2011:

Year ending December 31:
2012	$172,872
2013	135,382
2014	124,743
2015	102,198
2016 and thereafter	95,058

Total future minimum lease payments receivable	$630,253

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(f)	Direct Container Expense

Direct container expense represents the operating costs arising from the containers owned by the Company and includes storage, handling, maintenance, Damage Protection Plan (“DPP”) repair, agent and insurance expense.

(g)	Containers Held for Resale

The Company, through one or more of its subsidiaries, buys trading containers for resale, which are valued at the lower of cost or market value. The cost of trading containers sold is specifically identified.

(h)	Foreign Currencies

A functional currency is determined for each of the entities within the Company based on the currency of the primary economic environment in which the entity operates. The Company’s functional currency, excluding its foreign subsidiaries, is the U.S. dollar. Assets and liabilities denominated in a currency other than the entity’s functional currency are re-measured into its functional currency at the balance sheet date with a gain or loss recognized in current year net income. Foreign currency exchange gains and losses that arise from exchange rate changes on transactions denominated in a foreign currency are recognized in net income as incurred. Foreign currency exchange (losses) gains, reported in direct container expense in the consolidated statements of income were $(31), $(434) and $38 for the years ended December 31, 2011, 2010 and 2009, respectively. For consolidation purposes, the financial statements are then translated into U.S. dollars using the current exchange rate for the assets and liabilities and a weighted average exchange rate for the revenues and expenses recorded during the year with any translation adjustment shown as an element of accumulated other comprehensive income (loss).

(i)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers purchased new are depreciated using the straight-line method over their estimated useful lives of 12 years to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value. The Company evaluates the estimated residual values and remaining estimated useful lives on an ongoing basis. The Company has experienced a significant increase in container resale prices over the last few years as a result of an industry-wide shortage of older containers available for sale and the increased cost of new containers. Based on this extended period of higher realized container resale prices and the Company’s expectation that new equipment prices will remain near current levels, the Company increased the estimated future residual values of its containers used in the calculation of depreciation expense during the second half of 2011. The effect of this change was a reduction in depreciation expense of $9,522 ($9,279 after tax or $0.19 per diluted share) for the year ended December 31, 2011. Assuming no change in equipment cost balances the change would result in a decrease in future depreciation expense of $19,044 per year. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates.

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers and fixed assets for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. The Company compares the carrying value of the containers to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

The Company has evaluated the recoverability of the recorded amount of container rental equipment at December 31, 2011 and 2010. During the year ended December 31, 2011, the Company recorded an impairment of $1,213, which is included in depreciation expense in the consolidated statement of income, to write-down the carrying values of 554 containers held for continued use that were determined to be unrecoverable from a lessee. During the year ended December 31, 2010, no reduction in the carrying values of containers held for continued use was required.

During the years ended December 31, 2011, 2010 and 2009, the Company recorded impairments of $1,222, $1,602 and $1,973, which are included in depreciation expense in the consolidated statements of income, to write-down the carrying value of 1,268, 4,244 and 11,958 containers identified for sale, respectively, to their estimated fair value. The fair value was estimated based on recent gross sales proceeds. When containers are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized. At December 31, 2011 and 2010, the carrying value of 324 and 631 containers identified for sale included impairment charges of $134 and $172, respectively. The carrying value of these containers identified for sale amounted to $173 and $376 as of December 31, 2011 and 2010, respectively, and is included in containers held for sale in the consolidated balance sheets.

During the years ended December 31, 2011, 2010 and 2009, the Company recorded the following net gains on sales of containers, included in gains on sale of containers, net in the consolidated statements of income:

	2011		2010		2009
	Units	Amount	Units	Amount	Units	Amount
Gains on sale of previously written down containers, net	1,540	$2,464	6,767	$3,337	9,221	$1,140
Gains on sale of containers not written down, net	34,101	29,167	30,724	24,287	35,024	10,971

Gains on sales of containers, net	35,641	$31,631	37,491	$27,624	44,245	$12,111

If other containers are subsequently identified as available for sale, the Company may incur additional write-downs or may incur losses on the sale of these containers if they are sold. The Company will continue to evaluate the recoverability of recorded amounts of containers and a write-down of certain containers held for continued use and/or an increase in its depreciation rate may be required in future periods for some or all containers.

(j)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is unlikely.

The Company also accounts for income tax positions by recognizing the effect on income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in additional income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(k)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term. The Company offers a DPP to certain lessees of its containers. Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP. It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its lease. The Company has not recognized revenue and related expense for customers who are billed at the end of the lease term under the DPP or for other lessees who do not participate in the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of the lease term because the amounts due under the DPP are typically re-negotiated at the end of the lease term or the lease term is extended. The Company uses the direct expense method of accounting for maintenance and repairs.

(l)	Concentrations

Although substantially all of the Company’s income from operations is derived from assets employed in foreign countries, virtually all of this income is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. During 2011, 2010 and 2009, $6,614 or 36%, $8,796 or 34% and $15,013 or 38%, respectively, of the Company’s direct container expenses were paid in 18 different foreign currencies during 2011 and 2010 and 17 different foreign currencies during 2009. The Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are international shipping lines, which transport goods on international trade routes. Once the containers are on hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees. Except for one major lessee which made up 12.3%, 10.8% and 12.5% of the Company’s lease rental income during 2011, 2010 and 2009, respectively, no other single lessees made up greater than 10% of the Company’s lease rental income for each of those years. One single lessee accounted for 20.6% and 13.5% of the Company’s accounts receivable, net as of December 31, 2011 and 2010.

Total fleet lease rental income differs from reported lease rental income in that total fleet lease rental income comprises revenue earned from leases on containers in the Company’s total fleet, including revenue earned by the Owners from leases on containers in its managed fleet, while the Company’s reported lease rental income only comprises income associated with its owned fleet. The Company’s largest customer represented approximately $68.4 million or 12.4%, $52.7 million or 11.1% and $51.4 million or 12.1% of the Company’s total fleet’s 2011, 2010 and 2009 leasing billings, respectively. The Company had no other customer that individually accounted for over 10% of the lease billings of the Company’s total fleet in 2011, 2010 and 2009. The Company currently has containers on-hire to approximately 400 customers. The Company’s customers are mainly international shipping lines, but the Company also leases containers to freight forwarding companies and the U.S. military. The Company’s five largest customers accounted for approximately 34.8%, 32.3% and 34.8% of the Company’s total fleet’s 2011, 2010 and 2009 leasing billings, respectively. During 2011, 2010 and 2009, revenue from the Company’s 25 largest container lessees by lease billings represented 74.6%, 76.7% and 74.8% of the Company’s total fleet’s container lease billings, respectively. A default by any of these major customers could have a material adverse impact on the Company’s business, results from operations and financial condition.

As of December 31, 2011 and 2010, approximately 95.8% and 95.1%, respectively, of the Company’ accounts receivable for its total fleet were from container lessees and customers outside of the U.S. As of December 31, 2011 and 2010, approximately 99.7% and 99.4% of the Company’s finance lease receivables for its total fleet were from container lessees and customers outside of the U.S. Except for the countries outside of the U.S. noted in the table below, customers in no other single countries made up greater than 10% of the Company’s total fleet container lease billings during 2011, 2010 and 2009.

Country	2011	2010	2009
People’s Republic of China	22.0%	20.6%	18.8%
France	12.6%	11.4%	12.4%
Taiwan	n/a	n/a	10.7%

(m)	Fair Value of Financial Instruments

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps and caps. At December 31, 2011 and 2010, the fair value of the Company’s financial instruments approximates the related book value of such instruments except that, the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately $106,948 and $88,904 at December 31, 2011 and 2010, respectively, compared to book values of $110,196 and $91,341 at December 31, 2011 and 2010, respectively, and the fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately $1,483,150 and $869,596 at December 31, 2011 and 2010, respectively, compared to book values of $1,509,191 and $889,197 at December 31, 2011 and 2010, respectively.

(n)	Derivative Instruments

The Company has entered into various interest rate swap and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized (losses) gains on interest rate swaps and caps, net in the consolidated statement of income.

As of the balance sheet dates, none of the derivative instruments is designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the consolidated statements of income as unrealized (losses) gains on interest rate swaps and caps, net.

(o)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2007 Share Incentive Plan (the “2007 Plan”) on the grant date using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s consolidated statements of income.

The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model as a method for determining the estimated fair value for employee share option awards. Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award. Share-based compensation expense of $6,177, $5,457 and $3,493 was recorded as a part of long-term incentive compensation during 2011, 2010 and 2009 for share options and restricted share units awarded to employees under the 2007 Plan.

(p)	Comprehensive Income (Loss)

The Company reports changes in equity from all sources. The Company discloses the effect of its foreign currency translation adjustment as a component of other comprehensive income (loss).

(q)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(r)	Reclassifications

Certain reclassifications of 2010 and 2009 amounts have been made in order to conform with the 2011 financial statement presentation. On the Company’s consolidated statements of cash flows for 2010 and 2009, proceeds from sale of containers and fixed assets of $17,364 and $6,887, respectively, were reclassified to purchase of containers and fixed assets.

(s)	Net income per share

Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if all outstanding share options were exercised or converted into common shares. During 2011, 2010 and 2009, 173,635, 18,286 and 1,062,438 share options were excluded, respectively from the computation of diluted earnings per share because they were anti-dilutive under the treasury stock method. A reconciliation of the numerator and denominator of basic earnings per share (“EPS”) with that of diluted EPS during 2011, 2010 and 2009 is presented as follows:

Share amounts in thousands	2011	2010	2009
Numerator
Net income attributable to Textainer Group Holdings Limited common shareholders— basic and diluted EPS	$189,606	$120,031	$90,776
Denominator
Weighted average common shares outstanding— basic	48,859	48,108	47,761
Dilutive share options and restricted share units	980	1,199	424

Weighted average common shares outstanding— diluted	$49,839	$49,307	$48,185

Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$3.88	$2.50	$1.90
Diluted	$3.80	$2.43	$1.88

(t)	Fair value measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2: Inputs other than quoted prices which are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
December 31, 2011
Assets
Interest rate swaps and caps	$—	$—	$—

Total	$—	$—	$—

Liabilities
Interest rate swaps and caps	$—	$16,110	$—

Total	$—	$16,110	$—

December 31, 2010
Assets
Interest rate swaps and caps	$—	$1,320	$—

Total	$—	$1,320	$—

Liabilities
Interest rate swaps and caps	$—	$13,581	$—

Total	$—	$13,581	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of December 31, 2011 and 2010:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Years Ended December 31, 2011 and 2010
	(Level 1)	(Level 2)	(Level 3)	Total Impairments (2)
December 31, 2011
Assets
Containers held for sale (1)	$—	$173	$—	$1,222

Total	$—	$173	$—	$1,222

December 31, 2010
Assets
Containers held for sale (1)	$—	$376	$—	$1,602

Total	$—	$376	$—	$1,602

(1)	Represents the carrying value of containers included in containers held for sale in the consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.

(2)	Included in depreciation expense in the accompanying consolidated statements of income.

When the Company is required to write down the cost basis of its containers identified for sale to fair value less cost to sell, the Company measures the fair value of its containers identified for sale under a Level 2 input. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers identified for sale to their estimated fair value less cost to sell.

The Company measures the fair value of its $508,877 notional amount of interest rate swaps and caps under a Level 2 input. The valuation also reflects the credit standing of the Company and the counterparties to the interest rate swaps and caps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps and caps was the income approach. This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap agreements had a net fair value liability of $16,110 and $12,261 as of December 31, 2011 and 2010, respectively. The credit valuation adjustment (which was a reduction in the liability) was determined to be $134 and $45 as of December 31, 2011 and 2010, respectively. The change in fair value during 2011, 2010 and 2009 of $(3,849), $(4,021) and $11,147, respectively, was recorded in the consolidated statement of income as unrealized (losses) gains on interest rate swaps and caps, net.

(u)	Recently Issued Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments generally represent clarification of FASB Accounting Standards Codification Topic 820, but also include instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. The amendments are effective for interim and annual reporting periods beginning after December 15, 2011. The Company does not believe that the adoption of ASU 2011-04 will have a material effect on its consolidated financial position, results of operations or cash flows.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”), which provides new guidance on the presentation of comprehensive income in financial statements. Entities are required to present total comprehensive income either in a single, continuous statement of comprehensive income or in two separate, but consecutive, statements. Under the single-statement approach, entities must include the components of net income, a total for net income, the components of other comprehensive income and a total for comprehensive income. Under the two-statement approach, entities must report an income statement and, immediately following, a statement of other comprehensive income. Under either method, entities must display adjustments to items reclassified from other comprehensive income to net income in both net income and other comprehensive income. ASU 2011-05 will be effective for interim and annual reporting periods beginning after December 15, 2011, with early adoption permitted. The Company does not believe that the adoption of ASU 2011-05 will have a material effect on its consolidated financial position, results of operations or cash flows.

Gain on Sale of Containers to Noncontrolling Interest	12 Months Ended
Dec. 31, 2011
Gain on Sale of Containers to Noncontrolling Interest
(2)	Gain on Sale of Containers to Noncontrolling Interest

On June 30, 2011, TMCL completed a capital restructuring, whereby TL became the sole owner of TMCL. Immediately before the capital restructuring, TL held an 82.49% economic ownership in TMCL and TCG held the remaining 17.51% economic ownership. TL’s total ownership and voting interest in TMCL’s Class A common shares before and after the capital restructuring was 75% and 100%, respectively.

On June 30, 2011, TL purchased 1,500 (or 12.5%) Class A common shares of TMCL from TCG for cash consideration of $71,089. The Company accounted for this transaction as a reduction in the related noncontrolling interest and additional paid-in capital. To complete the capital restructuring, TMCL contributed 12.5% of its containers, net and investment in direct financing and sales-type leases to TCG and TCG paid $67,303 of principal on TMCL’s secured debt facility (equal to 12.5% of the balance of TMCL’s secured debt facility and bonds payable) in consideration for the remaining 1,500 (or 12.5%) Class A shares of TMCL held by TCG, which were immediately retired. The fair value of the containers, net and investment in direct financing and sales-type leases contributed was $124,153 and $8,896, respectively, compared to a book value of $104,345 and $8,931, respectively. The Company recorded a gain on sale of containers to noncontrolling interest of $19,773 for the year ended December 31, 2011 in the amount by which the fair value of its containers, net and net investment in direct financing and sales-type leases exceeded their book values. Simultaneously with the contribution of containers, net and net investment in direct financing and sales-type leases, TCG repaid $67,303 of TMCL’s secured debt facility. TL also paid an additional $7,997 of cash consideration to TCG as a final determination of the purchase price as determined under the contract for 12.5% of the book value of TMCL’s net assets excluding the book value of containers, net, net investment in direct financing and sales-type leases, secured debt facility and bonds payable as of June 30, 2011. As a result of this restructuring, TL acquired the noncontrolling interest in TMCL and additional paid-in capital was reduced by $43,010 during the year ended December 31, 2011.

TL’s 100% ownership and voting interest in TMCL’s Class B common shares was not affected by the capital restructuring. In addition, voting matters related to commencing bankruptcy proceedings and amending related board and shareholder meeting requirements require the approval of a separate Class C common shareholder, which does not have any economic ownership interest in TMCL and was not affected by the capital restructuring. For U.S. federal income tax purposes, as a result of the capital restructuring described above, TMCL became a disregarded entity with respect to the Company. The Company has consolidated TMCL since the inception of the entity in 2001.

Container Purchases	12 Months Ended
Dec. 31, 2011
Container Purchases
(3)	Container Purchases

In 2011 the Company concluded three separate purchases of approximately 115,500 containers that it had been managing for institutional investors, including related accounts receivable, due from owners, net, net investment in direct financing leases, accounts payable and accrued expenses for total purchase consideration of $187,191 (consisting of cash of $179,444 and elimination of the Company’s intangible asset for the management rights relinquished of $7,747). The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net	$178,059
Other net assets	9,132

$187,191

On November 1, 2010, the Company purchased approximately 23,400 containers that it had been managing for an institutional investor, including related accounts receivable, due from owners, net, net investment in direct financing leases, accounts payable and accrued expenses for a total purchase price equal to $36,408. The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net of accumulated depreciation	$33,978
Other net assets	2,430

$36,408

On October 1, 2009, the Company purchased approximately 30,900 containers that it had been managing for Amphibious Container Leasing Limited (“Amficon”) for total purchase consideration of $67,054 (consisting of cash of $63,676 and the elimination of the Company’s intangible asset for the management rights relinquished of $3,378). No other assets or liabilities were purchased.

On August 1, 2009, the Company purchased approximately 28,700 containers that it had been managing for an institutional investor, including related accounts receivable, due from owners, net, accounts payable and accrued expenses for a total purchase price equal to $34,173. The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net of accumulated depreciation	$33,015
Other net assets	1,158

Purchase price	$34,173

Purchase-leaseback Transactions	12 Months Ended
Dec. 31, 2011
Purchase-leaseback Transactions
(4)	Purchase-leaseback Transactions

On March 31, 2011, July 25, 2011 and August 25, 2011, the Company completed purchase-leaseback transactions for approximately 10,600, 7,800 and 6,800 containers, respectively, with a shipping line for total purchase prices of $10,257, $8,841 and $9,929, respectively. The purchase price and leaseback rental rates were below market rates. The prepayment of the leases by the lessee by selling the containers at below-market prices to the company was recorded as follows:

Containers, net of accumulated depreciation	$36,131
Deferred revenue—operating lease contracts	(7,104)

Purchase price	$29,027

On March 31, 2009 and July 16, 2009, the Company completed purchase-leaseback transactions for approximately 5,900 and 28,900 containers, respectively, with a shipping line for total purchase prices of $1,361 and $11,914, respectively. The purchase price and leaseback rental rates were below market rates. The prepayment of the lease by the lessee by selling the containers at below-market prices to the Company was recorded as follows:

Containers, net of accumulated depreciation	$40,291
Deferred revenue—operating lease contracts	(27,016)

Purchase price	$13,275

The deferred revenue is being amortized to lease rental income so as to produce even revenue recognition over the terms of the respective leases. The balance of deferred revenue related to these purchase-leaseback transactions as of December 31, 2011 of $7,381 reflects reductions resulting from the amortization of the deferred revenue recorded at the time of purchase and reversals of deferred revenue related to containers that were returned by the lessee since the origination of the purchase-leaseback transactions that have been sold.

Transactions with Affiliates and Owners	12 Months Ended
Dec. 31, 2011
Transactions with Affiliates and Owners
(5)	Transactions with Affiliates and Owners

Amounts due from affiliates, net generally result from cash advances and the payment of affiliated companies’ administrative expenses by the Company on behalf of such affiliates. Balances are generally paid within 30 days.

Management fees, including acquisition fees and sales commissions during 2011, 2010 and 2009 were as follows:

	2011	2010	2009
Fees from affiliated Owner	$4,636	$4,837	$4,727
Fees from unaffiliated Owners	22,741	22,410	18,668

Fees from Owners	27,377	27,247	23,395
Other fees	1,947	1,890	1,833

Total management fees	$29,324	$29,137	$25,228

Due to owners, net represents lease rentals collected on behalf of and payable to Owners, net of direct expenses and management fees receivable. Due to owners, net at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Affiliated Owner	$919	$885
Unaffiliated Owners	14,893	16,660

Total due to Owners, net	$15,812	$17,545

Direct Financing and Sales-type Leases	12 Months Ended
Dec. 31, 2011
Direct Financing and Sales-type Leases
(6)	Direct Financing and Sales-type Leases

The Company leases containers under direct financing and sales-type leases. The Company had 56,857 and 52,485 containers under direct financing and sales-type leases as of December 31, 2011 and 2010, respectively.

The components of the net investment in direct financing and sales-type leases, which are reported in the Company’s Container Ownership segment, as of December 31, 2011 and 2010 were as follows:

	2011	2010
Future minimum lease payments receivable	$122,349	$100,559
Residual value of containers on sales-type leases	11,032	9,390
Less unearned income	(23,185)	(18,608)

Net investment in direct financing and sales-type leases	$110,196	$91,341

Amounts due within one year	$25,075	$19,117
Amounts due beyond one year	85,121	72,224

Net investment in direct financing and sales-type leases	$110,196	$91,341

The Company maintains detailed credit records about its container lessees. The Company’s credit policy sets different maximum exposure limits for its container lessees. The Company uses various credit criteria to set maximum exposure limits rather than a standardized internal credit rating. Credit criteria used by the Company to set maximum exposure limits may include, but are not limited to, container lessee trade route, country, social and political climate, assessments of net worth, asset ownership, bank and trade credit references, credit bureau reports, including those from Dynamar B.V. and Lloyd’s Marine Intelligence Unit (common credit reporting agencies used in the maritime sector), operational history and financial strength. The Company monitors its container lessees’ performance and its lease exposures on an ongoing basis, and its credit management processes are aided by the long payment experience the Company has had with most of its container lessees and the Company’s broad network of long-standing relationships in the shipping industry that provide the Company current information about its container lessees.

If the aging of current billings for the Company’s direct financing and sales-type leases included in accounts receivable, net were applied to the related balances of the unbilled future minimum lease payments receivable component of the Company’s net investment in direct finance leases and sales-type leases as of December 31, 2011, the aging would be as follows:

1-30 days past due	$19,409
31-60 days past due	180
61-90 days past due	11,434
Greater than 90 days past due	161

Total past due	31,184
Current	91,165

Total future minumum lease payments	$122,349

The Company maintains allowances, if necessary, for doubtful accounts and estimated losses resulting from the inability of its lessees to make required payments under direct financing and sales-type leases based on, but not limited to, each lessee’s payment history, management’s current assessment of each lessee’s financial condition and the adequacy of the fair value of containers that collateralize the leases compared to the book value of the related net investment in direct financing and sales-type leases. Management does not set an internal credit score or obtain an external credit score as part of estimating the allowance as of period end. Based on management’s assessment, there was no allowance for doubtful accounts recorded related to the Company’s net investment in direct financing and sales-type leases as of December 31, 2011.

The following is a schedule by year of future minimum lease payments receivable under these direct financing and sales-type leases as of December 31, 2011:

Year ending December 31:
2012	$33,524
2013	28,797
2014	24,353
2015	20,582
2016 and thereafter	15,093

Total future minimum lease payments receivable	$122,349

Lease rental income includes income earned from direct financing and sales-type leases in the amount of $8,553, $7,303 and $10,691 during 2011, 2010 and 2009 respectively.

Containers and Fixed Assets	12 Months Ended
Dec. 31, 2011
Containers and Fixed Assets
(7)	Containers and Fixed Assets

Containers, net at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Containers	$2,281,586	$1,799,050
Less accumulated depreciation	(377,731)	(361,791)

Containers, net	$1,903,855	$1,437,259

Trading containers had carrying values of $12,970 and $404 as of December 31, 2011 and 2010 and are not subject to depreciation. Containers held for sale that had carrying values of $7,832 and $2,883 as of December 31, 2011 and 2010 are also not subject to depreciation. All owned containers are pledged as collateral for debt as of December 31, 2011 and 2010.

Fixed assets, net at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Computer equipment and software	$7,111	$6,965
Office furniture and equipment	1,803	1,766
Automobiles	51	136
Leasehold improvements	1,779	1,757

	10,744	10,624
Less accumulated depreciation	(9,027)	(8,820)

Fixed assets, net	$1,717	$1,804

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets
(8)	Intangible Assets

On June 12, 2009, the Company purchased for $2,954 the exclusive rights to manage the approximately 154,000 TEU container fleet of Capital Intermodal Limited, Capital Intermodal GmbH, Capital Intermodal Inc., Capital Intermodal Assets Limited and Xines Limited (collectively “Capital Intermodal”). The purchase price is being amortized over the expected approximate 11-year life of the contract on a pro-rata basis to the expected management fees. Amortization expense for the years ended December 31, 2011 and 2010 was $329 and $254, respectively.

On April 15, 2009, the Company purchased the exclusive rights to manage the approximately 145,000 TEU container fleet of Amficon for $10,600. The purchase price is being amortized over the expected approximate 11-year life of the contract on a pro-rata basis to the expected management fees. On October 1, 2009, the Company purchased approximately 53,000 TEU of the containers that it had been managing for Amficon for $63,676 cash and relinquished management rights for those containers previously recorded as an intangible asset of $3,378. Amortization expense for the years ended December 31, 2011 and 2010 was $562 and $641, respectively.

The changes in the carrying amount of intangible assets during the years ended December 31, 2011, 2010 and 2009 are as follows:

Balance as of December 31, 2008	$64,751
Additions arising from the Amficon, Capital Intermodal and other transactions	13,795
Amortization expense of step acquisition adjustment related to lease contracts(1)	(1,396)
Reduction arising from the relinquishment of management rights from the purchase of containers from Amficon	(3,378)
Amortization expense	(7,080)

Balance as of December 31, 2009	66,692

Amortization expense of step acquisition adjustment related to lease contracts (1)	(26)
Amortization expense	(6,544)

Balance as of December 31, 2010	60,122

Amortization expense of step acquisition adjustment related to lease contracts (1)	411
Amortization expense	(6,110)
Reduction arising from the relinquishment of management rights from the purchase of containers from institutional investors	(7,748)

Balance as of December 31, 2011	$46,675

(1)	Represents a step acquisition adjustment related to the Company’s wholly owned subsidiary, Textainer Limited’s (“TL”) purchase of 3,000 additional Class A shares of TMCL on November 1, 2007. The adjustment was recorded to increase the balance of lease contracts to an amount that equaled the fair market value of the lease contracts on the date of the acquisition.

The following is a schedule, by year, of future amortization of intangible assets as of December 31, 2011:

Year ending December 31:
2012	$5,277
2013	5,616
2014	5,691
2015	5,762
2016 and thereafter	24,329

Total future amortization of intangible assets	$46,675

Accrued Expenses	12 Months Ended
Dec. 31, 2011
Accrued Expenses
(9)	Accrued Expenses

Accrued expenses at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Accrued compensation	$6,280	$6,266
Direct container expense	7,718	2,557
Interest payable	2,907	1,580
Other	1,586	1,585

Total accrued expenses	$18,491	$11,988

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
(10)	Income Taxes

The Company is not subject to taxation in its country of incorporation; however, the Company is subject to taxation in certain other jurisdictions due to the nature of the Company’s operations. The Company estimates its tax liability based upon its understanding of the tax laws of the various countries in which it operates. Income tax expense for 2011, 2010 and 2009 consisted of the following:

	2011	2010	2009
Current
Bermuda	$—	$—	$—
Foreign	6,223	3,187	3,657

	6,223	3,187	3,657

Deferred
Bermuda	—	—	—
Foreign	(1,742)	1,306	(186)

	(1,742)	1,306	(186)

	$4,481	$4,493	$3,471

The components of income before income taxes and noncontrolling interest were as follows:

	2011	2010	2009
Bermuda sources	$—	$—	$—
Foreign sources	208,499	138,257	108,801

	$208,499	$138,257	$108,801

A reconciliation of the differences between the Bermuda statutory income tax rate and the effective tax rate as provided in the consolidated statements of income is as follows:

	2011	2010	2009
Bermuda tax rate	0.00%	0.00%	0.00%
Foreign tax rate	0.44%	1.63%	1.05%
Tax uncertainties	1.71%	1.62%	2.14%

	2.15%	3.25%	3.19%

The tax effects of temporary differences that give rise to significant portions of the current and non-current deferred tax assets and deferred tax liabilities at December 31, 2011 and 2010 are presented below:

	2011	2010
Current deferred tax assets
Other	$2,443	$1,895

Current deferred tax assets	2,443	1,895

Non-current deferred tax assets
Net operating loss carryforwards	7,352	5,797
Other	2,109	1,220

Non-current deferred tax assets	9,461	7,017

Non-current deferred tax liabilties
Containers, net	15,853	15,182
Other	1,046	467

Non-current deferred tax liabilties	16,899	15,649

Net deferred tax liability	$4,995	$6,737

In assessing the realizability of deferred tax assets, the Company’s management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company’s management considers the projected future taxable income for making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company’s management believes it is more likely than not the Company will realize the benefits of these deductible differences noted above.

The Company has net operating loss carry-forwards of $21,664 that will begin to expire from December 31, 2017 through December 31, 2030 if not utilized.

The accompanying consolidated financial statements do not reflect the income taxes that would be payable to foreign taxing jurisdictions if the earnings of a group of corporations operating in those jurisdictions were to be transferred out of such jurisdictions, because such earnings are intended to be permanently reinvested in those countries. At December 31, 2011, cumulative earnings of approximately $45,549 would be subject to income taxes of approximately $13,677 if such earnings of foreign corporations were transferred out of such jurisdictions in the form of dividends.

The Company’s foreign tax returns, including the United States, State of California, State of New Jersey, State of Texas, State of Illinois, Malaysia, Singapore, and United Kingdom, are subject to examination by the various tax authorities. With the exception of two tax returns of two foreign subsidiaries, the Company’s foreign tax returns are no longer subject to examinations by taxing authorities for years before 2005.

In May of 2009, the Company received notification from the Internal Revenue Service that the 2007 and 2008 United States tax return for TEMUS had been selected for examination. In May 2010, the Company received notification from the IRS that they had completed their examination, making changes to the 2007 and 2008 taxable income of TEMUS which did not significantly alter the Company’s income tax for these years. As a result, the Company reduced the amount of unrecognized tax benefits and recognized a tax provision reduction during the year ended December 31, 2010. The Company’s effective tax rate reflects the recognition of this $2,259 tax provision reduction.

A reconciliation of the beginning and ending unrecognized tax benefit amounts for 2011 and 2010 are as follows:

Balance at December 31, 2009	$17,088
Increases related to prior year tax positions	—
Decreases related to prior year tax positions	(2,259)
Increases related to current year tax positions	8,007
Settlements	—
Lapse of statute of limitations	(3,287)

Balance at December 31, 2010	19,549
Increases related to prior year tax positions	243
Decreases related to prior year tax positions	(2,215)
Increases related to current year tax positions	7,689
Settlements	—
Lapse of statute of limitations	(3,826)

Balance at December 31, 2011	$21,440

If the unrecognized tax benefits of $21,440 at December 31, 2011 were recognized, tax benefits in the amount of $20,839 would reduce our annual effective tax rate. The Company believes the total amount of unrecognized tax benefit as of December 31, 2011 will decrease by $3,682 in the next twelve months due to expiration of the statute of limitations, of which $3,589 would reduce our annual effective tax rate.

Interest and penalty (benefit) expense recorded during 2011 amounted to $188 and $0, respectively. Total accrued interest and penalties as of December 31, 2011 were $838 and $0, respectively, and were included in non-current income taxes payable. Interest and penalty (benefit) expense recorded during 2010 amounted to $(381) and $0, respectively. Total accrued interest and penalties as of December 31, 2010 were $649 and $0, respectively, and were included in non-current income taxes payable.

Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments	12 Months Ended
Dec. 31, 2011
Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments
(11)	Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments

The following represents the Company’s debt obligations as of December 31, 2011 and 2010:

	2011	2010
Revolving Credit Facilities, Bonds Payable and Secured Debt Facility
TL Revolving Credit Facility, weighted average variable interest at 1.53% and 1.29% at December 31, 2011 and 2010, respectively	$125,000	$104,000
TW Revolving Credit Facility, weighted average variable interest at 3.02% at December 31, 2011	8,047	—
2005-1 Bonds, variable interest at 0.81% and 0.79% at December 31, 2011 and 2010, respectively	175,726	227,070
2011-1 Bonds, fixed interest at 4.70% at December 31, 2011	380,000	—
Secured Debt Facility, weighted average variable interest at 3.03% and 3.01% at December 31, 2011 and 2010, respectively	820,418	558,127

Total debt obligations	$1,509,191	$889,197

Amount due within one year	$132,535	$51,500

Amounts due beyond one year	$1,376,656	$837,697

Revolving Credit Facilities

A Company subsidiary, TL, has a credit agreement with a group of banks that provides for a revolving credit facility with an aggregate commitment amount of up to $205,000 (which includes a $50,000 letter of credit facility) (the “TL Credit Facility”). The TL Credit Facility provides for payments of interest only during its term beginning on its inception date through April 22, 2013 when all borrowings are due in full. Interest on the outstanding amount due under the TL Credit Facility at December 31, 2011 was based either on the U.S. prime rate or LIBOR plus a spread between 0.5% and 1.5%, which varies based on TGH’s leverage. Total outstanding principal under the TL Credit Facility was $125,000 and $104,000 as of December 31, 2011 and 2010, respectively. The Company had no outstanding letters of credit under the TL Credit Facility as of December 31, 2011 and 2010.

The TL Credit Facility is secured by the Company’s containers and under the terms of the TL Credit Facility, the total outstanding principal may not exceed the lesser of the commitment amount and a formula based on the Company’s net book value of containers and outstanding debt. The additional amount available for borrowing under the TL Credit Facility, as limited by the Company’s borrowing base, was $24,688 as of December 31, 2011.

TGH acts as a guarantor of the TL Credit Facility. The TL Credit Facility contains restrictive covenants, including limitations on certain liens, indebtedness and investments. In addition, the TL Credit Facility contains certain restrictive financial covenants on TGH’s tangible net worth, leverage, debt service coverage and on TL’s leverage and interest coverage. The Company was in compliance with all such covenants at December 31, 2011. There is a commitment fee of 0.20% to 0.30% on the unused portion of the TL Credit Facility, which varies based on the leverage of TGH and is payable in arrears. In addition, there is an agent’s fee, which is payable annually in advance.

The Company’s joint venture, TW, is party to a credit agreement, dated as of August 5, 2011, with certain lenders and WFS, as administrative agent for the lenders, which provides for a revolving credit facility with an aggregate commitment amount of up to $425,000 (the “TW Credit Facility”). The TW Credit Facility provides for payments of interest, payable monthly in arrears, during its term beginning on its inception date through August 5, 2014. Interest on the outstanding amount due under the TW Credit Facility is based on LIBOR plus a spread between 2.75% and 3.75% per annum, which varies based on the occurrence of certain specified events. There is a commitment fee of 0.5% on the unused portion of the TW Credit Facility, which is payable monthly in arrears. In addition, there is an agent’s fee of 0.025% on the aggregate commitment amount of the TW Credit Facility, which is payable monthly in advance. TW is required to make principal payment on a monthly basis to the extent that the outstanding amount due exceeds TW’s borrowing base. The aggregate loan principal balance is due on the maturity date, August 5, 2024. Total outstanding principal under the TW Credit Facility was $8,047 as of December 31, 2011.

The TW Credit Facility is secured by TW’s containers and under the terms of the TW Credit Facility, the total outstanding principal may not exceed the lesser of the commitment amount and the borrowing base, a formula based on TW’s net book value of containers and restricted cash and direct financing and sales-type leases. The additional amount available for borrowing under the TW Credit Facility, as limited by TW’s borrowing base, was $0 as of December 31, 2011.

The TW Credit Facility is secured by a pledge of TW’s assets. TW’s total assets amounted to $9,860 as of December 31, 2011. The TW Credit Facility contains restrictive covenants, including limitations on TW’s finance lease default ratio, debt service coverage ratio, certain liens, indebtedness and investments. In addition, the TW Credit Facility contains certain restrictive financial covenants on TGH’s tangible net worth, leverage, debt service coverage, TGH’s container management subsidiary net income and debt levels, and TW’s overall Asset Base minimums. As of December 31, 2011, TW was not in compliance with the TW Credit Facility’s debt service coverage covenants and owner container concentration limits set forth by the TW Credit Facility’s Asset Base covenants, primarily due to such covenants failing to take into account how they should be applied to commitments to fund TW’s initial container financings. As a result, an Early Amortization Event has occurred and is continuing. Accordingly, TW obtained a waiver for these covenants effective December 29, 2011. TW, TGH and TGH’s container management subsidiary was in compliance with all of the TW Credit Facility’s other covenants at December 31, 2011.

Bonds Payable and Secured Debt Facility

In 2005, one of the Company’s subsidiaries, TMCL, issued $580,000 in variable rate amortizing bonds (the “2005-1 Bonds”) to institutional investors. The $580,000 in 2005-1 Bonds represent fully amortizing notes payable on a straight-line basis over a scheduled payment term of 10 years, but not to exceed the maximum payment term of 15 years. During 2009, the Company repurchased $65,000 of aggregate original face amount or $39,917 in aggregate outstanding principal amount of its 2005-1 Bonds for $20,234. As a result of these purchases, the Company recognized a gain on early extinguishment of debt during 2009 of $19,398, net of the write-off of deferred debt financing costs of $285. Based on the outstanding principal amount at December 31, 2010 and under a 10-year amortization schedule, $51,500 in 2005-1 Bond principal will amortize per year. Under the terms of the 2005-1 Bonds, both principal and interest incurred are payable monthly. TMCL is permitted to make voluntary prepayments of all, or a portion of, the principal balance of the 2005-1 Bonds. Ultimate payment of the 2005-1 Bond principal has been insured and the cost of this insurance coverage, which is equal to 0.275% on the outstanding principal balance of the 2005-1 Bonds, is recognized as incurred on a monthly basis. The interest rate for the outstanding principal balance of the 2005-1 Bonds equals one-month LIBOR plus 0.25%. The target final payment date and legal final payment date are May 15, 2015 and May 15, 2020, respectively.

In June 2011, TMCL issued $400,000 aggregate principal amount of Series 2011-1 Fixed Rate Asset Backed Notes (the “2011-1 Bonds”) to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons in accordance with Regulation S promulgated under the Securities Act. The $400,000 in 2011-1 Bonds represent fully amortizing notes payable on a straight-line basis over a scheduled payment term of 10 years, but not to exceed a maximum payment term of 15 years. Based on the outstanding principal amount at December 31, 2011 and under the 10-year amortization schedule, $40,000 in 2011-1 Bond principal will amortize per year. Under the terms of the 2011-1 Bonds, both principal and interest incurred are payable monthly. TMCL is not permitted to make voluntary prepayments of all, or a portion of, the principal balance of the 2011-1 Bonds prior to the payment date occurring in June 2013. The interest rate for the outstanding principal balance of the 2011-1 Bonds is fixed at 4.70% per annum. The final target payment date and legal final payment date are June 15, 2021 and June 15, 2026, respectively.

The Company’s primary ongoing container financing requirements are funded by revolving notes issued by TMCL (the “Secured Debt Facility”). On March 15, 2011, TMCL exercised an option to increase the maximum available commitment under the Secured Debt Facility from $750,000 to $850,000. The additional amount available for borrowing under the Secured Debt Facility, as limited by the Company’s borrowing base, was $3,933 as of December 31, 2011. The Secured Debt Facility provides for payments of interest only during the period from its inception until its Conversion Date (as defined in the Indenture governing the 2005-1 Bonds and the Secured Debt Facility) (currently set at June 29, 2012), with a provision for the Secured Debt Facility to amortize over a 10-year period, but not to exceed the maximum term of a 15-year period, beginning on the Conversion Date. The interest rate on the Secured Debt Facility, payable monthly in arrears, is LIBOR plus 2.75% during the revolving period prior to the Conversion Date. There is also a commitment fee on the unused portion of the Secured Debt Facility, payable in arrears, of 0.75% if total borrowings under the Secured Debt Facility equal 50% or more of the total commitment or 1.00% if total borrowings are less than 50% of the total commitment. If the Secured Debt Facility is not refinanced or renewed prior to the Conversion Date, the interest rate would increase based on pre-agreed terms during the 10 or 15 year amortization period that follows.

Under the terms of the 2005-1 Bonds, 2011-1 Bonds and Secured Debt Facility, the total outstanding principal of these two programs may not exceed an amount (the “Asset Base”), which is calculated by a formula based on TMCL’s book value of equipment, restricted cash and direct financing and sales-type leases. The total obligations under the 2005-1 Bonds, 2011-1 Bonds and the Secured Debt Facility are secured by a pledge of TMCL’s assets. TMCL’s total assets amounted to $1,994,404 as of December 31, 2011. The 2005-1 Bonds, 2011-1 Bonds and the Secured Debt Facility also contain restrictive covenants regarding the average age of TMCL’s container fleet, certain earnings ratios, ability to incur other obligations and to distribute earnings, TGH’s container management subsidiary net income and debt levels, and overall Asset Base minimums, for which TMCL and TGH’s container management subsidiary believe that they were in compliance at December 31, 2011.

On February 3, 2012, a bank issued TMCL a commitment letter (the “Commitment”) to provide an irrevocable letter of credit (“Letter of Credit”) with a maximum available commitment amount of $100,000 on the Conversion Date of the Secured Debt Facility if the Secured Debt Facility is not refinanced on or prior to the Conversion Date. The purpose of the Commitment is to maintain TMCL’s current credit ratings on the 2005-1 Bonds, the 2011-1 Bonds and the Secured Debt Facility. The purpose of the Letter of Credit is to supplement the 2005-1 Bonds, the 2011-1 Bonds and the Secured Debt Facility by covering possible shortfalls in principal and interest payments under certain stress scenarios modeled by TMCL’s credit rating agencies. The interest rate on the Letter of Credit, payable monthly in arrears, will be LIBOR plus 5.50% to 6.50% per annum for the five-year period following the Conversion Date and LIBOR plus 11.50% per annum thereafter. There is also a commitment fee of $500, payable in full on February 3, 2012, and an unused fee on the Commitment, payable in arrears, of 0.25% per annum, from February 3, 2012 through the date the Conversion Date and 0.625% per annum thereafter.

The following is a schedule by year, of future scheduled repayments, as of December 31, 2011:

	TL Credit Facility	TW Credit Facility	2005-1 Bonds (1)	2011-1 Bonds	Secured Debt Facility (1)
Year ending December 31:
2012	$—	$—	$51,500	$40,000	$41,035
2013	125,000	—	51,500	40,000	82,070
2014	—	—	51,500	40,000	82,070
2015	—	—	21,458	40,000	82,070
2016 and thereafter	—	8,047	—	220,000	533,452

	$125,000	$8,047	$175,958	$380,000	$820,697

(1)	Future scheduled payments for the 2005-1 Bonds and the Secured Debt Facility exclude step acquisition adjustments of $232 and $279, respectively, related to TL’s purchase of 3,000 additional shares of TMCL on November 1, 2007. The adjustments were recorded to reduce the balance of both the 2005-1 Bonds and the Secured Debt Facility to an amount that equaled the fair market value of the debt on the date of the acquisition.

The future repayments schedule for the Secured Debt Facility is based on the assumption that the facility will not be extended on its Conversion Date and will then convert into a ten-year fully amortizing note payable.

Derivative Instruments

The Company has entered into several interest rate cap and swap agreements with several banks to reduce the impact of changes in interest rates associated with its TL Credit Facility, TW Credit Facility, 2005-1 Bonds and Secured Debt Facility. The following is a summary of the Company’s derivative instruments as of December 31, 2011:

Derivative instruments	Notional amount
Interest rate cap contracts with several banks with fixed rates between 3.19% and 5.63% per annum, nonamortizing notional amounts,with termination dates through November 2015	$348,640
Interest rate swap contracts with several banks, with fixed rates between 0.72% and 3.96% per annum, amortizing notional amounts, with termination dates through July 2016	508,877

Total notional amount as of December 31, 2011	$857,517

During January 2012, the Company entered into an interest rate swap contract with a bank, with a one-month LIBOR rate fixed at 0.89% per annum, in amortizing notional amount with initial notional amount of $5,584 and a term from January 26, 2012 through April 15, 2017.

During February 2012, the Company entered into an interest rate cap contract with a bank, which caps one-month LIBOR fixed rate at 3.25% per annum, in non-amortizing notional amount of $250,000 and a term from February 15, 2012 through March 15, 2012.

During March 2012, the Company entered into an interest rate cap contract with a bank, which caps one-month LIBOR fixed rate at 3.24% per annum, in non-amortizing notional amount of $250,000 and a term from March 15, 2012 through April 15, 2012.

The Company’s interest rate swap agreements had a fair value liability of $16,110 and $13,581, as of December 31, 2011 and 2010, respectively, and a fair value asset of $1,320 as of December 31, 2010, which are inclusive of counterparty risk. The primary external risk the Company’s interest rate swap agreements is the counterparty credit exposure, as defined as the ability of a counterparty to perform its financial obligations under a derivative contract. The Company monitors its counterparties’ credit ratings on an on-going basis and they were in compliance with the related derivative agreements at December 31, 2011. The Company does not have any master netting arrangements with its counterparties, The change in fair value was recorded in the consolidated statement of income as unrealized (losses) gains on interest rate swaps and caps, net.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information
(12)	Segment Information

As described in Note 1(a) “Nature of Operations”, the Company operates in three reportable segments: Container Ownership, Container Management and Container Resale. The following tables show segment information for 2011, 2010 and 2009, reconciled to the Company’s income before income tax and noncontrolling interest as shown in its consolidated statements of income:

2011	Container Ownership	Container Management	Container Resale	Other	Eliminations	Totals
Lease rental income	$326,519	$1,108	$–	$–	$–	$327,627
Management fees	–	69,354	10,320	–	(50,350)	29,324
Trading container sales proceeds	–	–	34,214	–	–	34,214
Gains on sale of containers, net	31,598	33	–	–	–	31,631

Total revenue	$358,117	$70,495	$44,534	$–	$(50,350)	$422,796

Depreciation expense	$85,643	$791	$–	$–	$(3,257)	$83,177

Interest expense	$44,891	$–	$–	$–	$–	$44,891

Unrealized losses on interest rate swaps and caps, net	$3,849	$–	$–	$–	$–	$3,849

Segment income before income tax and noncontrolling interest	$177,694	$36,772	$10,759	$(3,314)	$(13,412)	$208,499

Total assets	$2,243,977	$99,287	$17,590	$3,413	$(54,063)	$2,310,204

Purchases of long-lived assets	$749,766	$707	$–	$–	$–	$750,473

2010	Container Ownership	Container Management	Container Resale	Other	Eliminations	Totals
Lease rental income	$234,577	$1,250	$–	$–	$–	$235,827
Management fees	–	48,028	10,086	–	(28,977)	29,137
Trading container sales proceeds	–	–	11,291	–	–	11,291
Gains on sale of containers, net	27,617	7	–	–	–	27,624

Total revenue	$262,194	$49,285	$21,377	$–	$(28,977)	$303,879

Depreciation expense	$60,398	$779	$–	$–	$(2,205)	$58,972

Interest expense	$18,151	$–	$–	$–	$–	$18,151

Unrealized losses on interest rate swaps and caps, net	$4,021	$–	$–	$–	$–	$4,021

Segment income before income tax and noncontrolling interest	$119,772	$15,901	$7,995	$(2,815)	$(2,596)	$138,257

Total assets	$1,660,626	$114,060	$996	$3,290	$(31,765)	$1,747,207

Purchases of long-lived assets	$504,650	$601	$–	$–	$–	$505,251

2009	Container Ownership	Container Management	Container Resale	Other	Eliminations	Totals
Lease rental income	$188,431	$1,348	$–	$–	$–	$189,779
Management fees	–	37,384	9,601	–	(21,757)	25,228
Trading container sales proceeds	–	–	11,843	–	–	11,843
Gains on sale of containers, net	12,114	(3)	–	–	–	12,111

Total revenue	$200,545	$38,729	$21,444	$–	$(21,757)	$238,961

Depreciation expense	$49,596	$790	$–	$–	$(1,913)	$48,473

Interest expense	$11,750	$–	$–	$–	$–	$11,750

Unrealized gains on interest rate swaps and caps, net	$11,147	$–	$–	$–	$–	$11,147

Segment income before income tax and noncontrolling interest	$95,178	$9,981	$7,993	$(2,686)	$(1,665)	$108,801

Total assets	$1,259,050	$122,381	$2,463	$2,109	$(25,980)	$1,360,023

Purchases of long-lived assets	$157,351	$11,790	$–	$–	$–	$169,141

General and administrative expenses are allocated to the reportable business segments based on direct overhead costs incurred by those segments. Amounts reported in the “Other” column represent activity unrelated to the active reportable business segments. Amounts reported in the “Eliminations” column represent inter-segment management fees between the Container Management and Container Ownership segments.

Geographic Segment Information

The Company’s container lessees use containers for their global trade utilizing many worldwide trade routes. The Company earns its revenue from international carriers when the containers are in use and carrying cargo around the world. Substantially all of the Company’s leasing related revenue are denominated in U.S. dollars. As all of the Company’s containers are used internationally, where no one container is domiciled in one particular place for a prolonged period of time, all of the Company’s long-lived assets are considered to be international with no single country of use.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
(13)	Commitments and Contingencies

(a)	Leases

The Company has entered into several operating leases for office space. Rent expense amounted to $1,600, $1,594 and $1,655 during 2011, 2010 and 2009, respectively.

Future minimum lease payment obligations under the Company’s noncancelable operating leases at December 31, 2011 were as follows:

Operating leasing
Year ending December 31:
2012	$1,508
2013	1,413
2014	1,428
2015	1,380
2016 and thereafter	1,656

Total	$7,385

(b)	Restricted Cash

Restricted interest-bearing cash accounts were established by the Company as additional collateral for outstanding borrowings under the Company’s TW Credit Facility, 2005-1 Bonds and 2011-1 Bonds and Secured Debt Facility. The total balance of these restricted cash accounts was $45,858 and $15,034 as of December 31, 2011 and 2010, respectively.

(c)	Trading Container Purchase Commitment

The Company entered into an agreement in November 2011 with a shipping line to purchase up to $18,730 of containers to be resold. The agreement expires at the earlier of November 2012 or when all of the equipment has been delivered and at December 31, 2011 $9,278 of containers remain to be delivered.

(d)	Container Commitments

At December 31, 2011, the Company had placed orders with manufacturers for containers to be delivered subsequent to December 31, 2011 in the total amount of $34,121.

Share Option and Restricted Share Unit Plans	12 Months Ended
Dec. 31, 2011
Share Option and Restricted Share Unit Plans
(14)	Share Option and Restricted Share Unit Plans

As of December 31, 2011, the Company maintained one active share option and restricted share unit plan, the 2007 Plan. The 2007 Plan provides for the grant of share options, restricted share units, restricted shares, share appreciation rights and dividend equivalent rights. The 2007 Plan provides for grants of incentive share options only to the Company’s employees or employees of any parent or subsidiary of TGH. Awards other than incentive share options may be granted to the Company’s employees, directors and consultants or the employees, directors and consultants of any parent or subsidiary of TGH. Under the 2007 Plan, which was approved by the Company’s shareholders on September 4, 2007, a maximum of 3,808,371 share awards may be granted under the plan. On February 23, 2010, the Company’s Board of Directors approved an increase in the number of shares available for future issuance by 1,468,500 shares, which was approved by the Company’s shareholders at the annual meeting of shareholders on May 19, 2010. At December 31, 2011, 1,486,883 shares were available for future issuance under the 2007 Plan.

Share options are granted at exercise prices equal to the fair market value of the shares on the grant date. Each employee’s options vest in increments of 25% per year beginning approximately one year after an option’s grant date. Unless terminated pursuant to certain provisions within the share option plans, including discontinuance of employment with the Company, all unexercised options expire ten years from the date of grant.

Beginning approximately one year after a restricted share unit’s grant date for each restricted share unit granted in 2007, 2008 and 2009, each employee’s restricted share units vest in increments of 15% per year for the first two years, 20% for the third year and 25% for the fourth and fifth year. Beginning approximately one year after a restricted share unit’s grant date for each restricted share unit granted in 2010 and 2011, each employee’s restricted share units vest in increments of 25% per year.

The following is a summary of activity in the Company’s 2007 Plan for the years ended December 31, 2011, 2010 and 2009:

	Share options (common share equivalents)	Weighted average exercise price
Balances, December 31, 2008	1,284,012	$14.68
Options granted during the period	218,904	$16.97

Balances, December 31, 2009	1,502,916	$15.01
Options granted during the period	151,687	$28.26
Options exercised during the period	(364,046)	$15.41
Options forfeited during the period	(32,475)	$14.49

Balances, December 31, 2010	1,258,082	$16.51
Options granted during the period	173,350	$28.54
Options exercised during the period	(358,884)	$15.29
Options forfeited during the period	(3,503)	$18.48

Balances, December 31, 2011	1,069,045	$18.86

Options exercisable at December 31, 2011	221,100	$15.18

Options vested and expected to vest at December 31, 2011	1,028,709	$18.61

	Restricted share units	Weighted average grant date fair value
Balances, December 31, 2008	1,282,140	$12.20
Share units granted during the period	220,397	$14.09
Share units vested during the period	(156,031)	$14.11

Balances, December 31, 2009	1,346,506	$12.28
Share units granted during the period	152,687	$25.62
Share units vested during the period	(193,241)	$12.20
Share units forfeited during the period	(40,056)	$12.04

Balances, December 31, 2010	1,265,896	$13.90
Share units granted during the period	191,449	$25.45
Share units vested during the period	(274,172)	$13.23
Share units forfeited during the period	(4,561)	$14.73

Balances, December 31, 2011	1,178,612	$15.95

Share units outstanding and expected to vest at December 31, 2011	1,121,835	$16.76

The estimated weighted average grant date fair value of share options granted during 2011, 2010 and 2009 was $11.60, $9.82 and $4.69 per share, respectively. As of December 31, 2011, $12,751 of total compensation cost related to non-vested share option and restricted share unit awards not yet recognized is expected to be recognized over a weighted average period of 2.4 years. The aggregate intrinsic value of all options exercisable and outstanding, which represents the total pre-tax intrinsic value, based on the Company’s closing common share price of $29.12 per share as of December 29, 2011 was $3,083. The aggregate intrinsic value is calculated as the difference between the exercise prices of the Company’s share options that were in-the-money and the market value of the common shares that would have been issued if those share options were exercised as of December 31, 2011.

The following table summarizes information about share options exercisable and outstanding at December 31, 2011:

	Share options exercisable		Share options outstanding
	Number of shares	Weighted average exercise price	Number of shares	Weighted average exercise price
Range of per-share exercise prices
$7.10 - $7.10	31,925	$7.10	150,220	$7.10
$14.01 - $14.01	2,242	14.01	3,106	14.01
$16.50 - $16.50	159,700	16.50	407,860	16.50
$16.97 - $16.97	27,233	16.97	183,972	16.97
$28.26 - $28.26	—	—	151,543	28.26
$28.54 - $28.54	—	—	172,344	28.54

	221,100	$15.18	1,069,045	$18.86

The weighted average contractual life of options exercisable and outstanding as of December 31, 2011 was 6.2 years and 7.4 years, respectively.

The fair value of each share option granted under the 2007 Plan was estimated on the date of grant using the Black-Scholes option pricing model for the years ended December 31, 2011, 2010 and 2009 with the following assumptions:

	2011	2010	2009
Risk-free interest rates	1.1%	2.0%	2.6%
Expected terms (in years)	5.7	6.3	6.3
Expected common share price volatilities	68.0%	50.1%	46.0%
Expected dividends	4.9%	3.8%	5.4%
Expected forfeitures	5.0%	5.0%	5.0%

The risk-free interest rate is based on the implied yield on a U.S. Treasury zero-coupon issue with a remaining term equal to the expected term of the share option life. The expected term is calculated based on historical exercises for share options granted during the year ended December 31, 2011 and the short-cut method was used to calculate the expected term for share options granted during the years ended December 31, 2010 and 2009 because the Company did not have sufficient historical information to calculate the expected terms. The expected common share price volatility for the 2007 Plan is based on the historical volatility of publicly traded companies within the Company’s industry. The dividend yield reflects the estimated future yield on the date of grant. The Company only recognizes expense for share-based awards that are ultimately expected to vest. The forfeiture rate is based on the Company’s estimate of share options that are expected to cancel prior to vesting.

Dividend	12 Months Ended
Dec. 31, 2011
Dividend
(15)	Dividend

On February 10, 2012, the Company’s board of directors approved and declared a quarterly cash dividend of $0.37 per share on the Company’s issued and outstanding common shares, payable on March 6, 2012 to shareholders of record as of February 24, 2012

SCHEDULE I-Parent Company Information	12 Months Ended
Dec. 31, 2011
SCHEDULE I-Parent Company Information

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED STATEMENTS OF INCOME

Parent Company Information

Years Ended December 31, 2011, 2010 and 2009

(All currency expressed in United States dollars in thousands)

	2011	2010	2009
Operating expenses:
General and administrative expense	$2,676	$2,818	$2,765
Long-term incentive compensation expense	638	—	—

Total operating expenses	3,314	2,818	2,765

Loss from operations	(3,314)	(2,818)	(2,765)

Other income:
Equity in net income of subsidiaries	192,920	122,846	93,459

Other income	—	3	93

Net other income	192,920	122,849	93,552

Income before income tax	189,606	120,031	90,787
Income tax expense	—	—	(11)

Net income	$189,606	$120,031	$90,776

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED BALANCE SHEETS

Parent Company Information

December 31, 2011 and 2010

(All currency expressed in United States dollars in thousands)

	2011	2010
Assets
Current assets:
Cash and cash equivalents	$2,587	$2,133
Prepaid expenses	230	266
Due from affiliates, net	215	728
Other assets	50	165

Total current assets	3,082	3,292
Investments in subsidiaries	681,589	581,369

Total assets	$684,671	$584,661

Liabilities and Shareholders’ Equity
Current liabilities:
Accrued expenses	$843	$779

Total current liabilities	843	779

Shareholders’ equity:
Common shares	490	483
Additional paid-in capital	154,460	181,602
Accumulated other comprehensive loss	(28)	(52)
Retained earnings	528,906	401,849

Total shareholders’ equity	683,828	583,882

Total liabilities and shareholders’ equity	$684,671	$584,661

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED STATEMENTS OF CASH FLOWS

Parent Company Information

Years ended December 31, 2011, 2010 and 2009

(All currency expressed in United States dollars in thousands)

	2011	2010	2009
Cash flows from operating activities:
Net income	$189,606	$120,031	$90,776

Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of subsidiaries	(192,920)	(122,846)	(93,459)
Dividends received from subsidiaries	53,500	40,500	43,600
Share-based compensation	6,177	5,457	3,493
Decrease (increase) in:
Accounts receivable, net	115	(165)	—
Prepaid expenses	36	32	(250)
Other assets	—	4	(4)
Increase (decrease) in:
Accrued expenses	64	483	59

Total adjustments	(133,028)	(76,535)	(46,561)

Net cash provided by operating activities	56,578	43,496	44,215

Cash flows from investing activities:
Decrease (increase) in investments in subsidiaries, net	(177)	(679)	625

Net cash provided by (used in) investing activities	(177)	(679)	625

Cash flows from financing activities:
Issuance of common shares upon exercise of share options	6,065	5,033	—
Dividends paid	(62,549)	(47,631)	(43,940)
Due to affiliates, net	513	48	155

Net cash used in financing activities	(55,971)	(42,550)	(43,785)

Effect of exchange rate changes	24	59	113

Net increase in cash and cash equivalents	454	326	1,168

Cash and cash equivalents, beginning of the year	2,133	1,807	639

Cash and cash equivalents, end of the year	$2,587	$2,133	$1,807

Schedule II TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES Valuation Accounts	12 Months Ended
Dec. 31, 2011
Schedule II TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES Valuation Accounts

Schedule II

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

Valuation Accounts

Years ended December 31, 2011, 2010 and 2009

(All currency expressed in United States dollars in thousands)

	Balance at Beginning of Period	Additions Charged to Expense	Additions/ (Deductions)	Balance at End of Period
December 31, 2009
Accounts receivable, allowance for doubtful accounts	$5,855	$3,304	$(812)	$8,347
December 31, 2010
Accounts receivable, allowance for doubtful accounts	$8,347	$145	$161	$8,653
December 31, 2011
Accounts receivable, allowance for doubtful accounts	$8,653	$3,007	$(3,820)	$7,840